Exhibit 99.1

DSP GROUP, INC.

(the “Company”)

2003 ISRAELI SHARE INCENTIVE PLAN

NOTICE OF AWARD OF STOCK APPRECIATION RIGHT

Grantee’s Name and Address:	Eli Ayalon

_______________

_______________

You (the “Grantee”) have been granted Stock Appreciation Rights - an option exercisable into shares of common stock $ 0.001 par value each, in an amount measured by appreciation in the value of common stock of the Company (“SARs” or the “SAR”), subject to the terms and conditions of this Notice of Award of Stock Appreciation Right (the “Notice”), the DSP Group, Inc. 2003 Israeli Share Incentive Plan (the “Plan”), as amended from time to time, and the Stock Appreciation Right Award Agreement (the “Award Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number	1186 S

Date of Grant	April 5, 2006

Vesting Commencement Date	April 5, 2006

Base Appreciation Amount	$28.59

SAR Ceiling	200%

Total Number of SARs	80,000

Type of Award:	Å Approved 102 Award:
Capital Gain Award (CGA); or
Ordinary Income Award (OIA)

Unapproved 102 Award

3(i) Award

Expiration Date	April 5, 2013

Post-Termination Exercise Period:	If the Grantee ceases to be employed by, or in a consulting relationship with, the Company or any company related to, or affiliated with, the Company for any reason including termination by the Company with or without Cause, termination by the Grantee with or without Good Reason or termination due to death or Disability, the Grantee may exercise the portion of the SAR that was vested at the date of such termination (the “Termination Date”) for a period of two (2) years following the Termination Date (but in no event later than the Expiration Date).

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Vesting Schedule:

Subject to Grantee’s “Continuous Service” (as defined below), and other limitations set forth in this Notice, the Plan and the Award Agreement, the SAR will vest and may be exercised, in whole or in part, in accordance with the following schedule:

25% of the Shares subject to the SAR shall vest on the Vesting Commencement Date, and 25% of the Shares subject to the SAR shall vest annually thereafter.

For purposes of this Notice and the Award Agreement, “Continuous Service” shall have the definition as set forth in this Notice. Continuous Service means that the provision of services to the Company, Corage, Inc. or an Affiliate in any capacity of Employee, director or consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, Corage, Inc., any Affiliate, or any successor, in any capacity of Employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company, Corage, Inc. or an Affiliate in any capacity of Employee, director or consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

For purposes of this Notice and the Award Agreement, “Cause” shall be defined as (i) willful failure to perform the Grantee’s duties after notice and a reasonable opportunity to cure the breach or (ii) conviction of a felony.

In the event the Grantee’s employment or consulting relationship with the Company or any company related to, or affiliated with, the Company is terminated by the Company without Cause or by the Grantee with Good Reason, the SAR shall become fully vested and exercisable for all of the Shares at the time represented by the SAR.

In the event the Grantee’s employment or consulting relationship with the Company or any company related to, or affiliated with, the Company is terminated by the Grantee without Good Reason and provided that the Grantee provides twelve (12) months notice to the Company of the termination without Good Reason, the SAR shall become fully vested and exercisable for all of the Shares at the time represented by the SAR at the earlier of (a) six (6) months following the date of such notice, or (b) the date the Grantee’s Continuous Service is terminated by the Company.

In the event of the death or Disability of the Grantee, the SAR shall become fully vested and exercisable for all of the Shares at the time represented by the SAR.

In the event of the Grantee’s change in status from Employee, director or consultant to any other status of Employee, director or consultant, this SAR shall continue to vest. Notwithstanding any provision of this Notice, in no event shall this SAR be exercised later than the Expiration Date as provided above.

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IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the SAR is to be governed by the terms and conditions of this Notice, the Plan and the Award Agreement.

DSP Group, Inc., a Delaware corporation

By:	Dror Levy

Title:	Vice President, Finance

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SARS SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED THE SAR). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AWARD AGREEMENT OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR AFFILIATE TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

The Grantee acknowledges receipt of a copy of the Plan and the Award Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the SAR subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan and the Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Award Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Award Agreement shall be resolved by the Committee in accordance with Section 12 of the Award Agreement. The Grantee further agrees to the venue selection in accordance with Section 13 of the Award Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: July 2, 2006	Signed:	/s/ Eliyahu Ayalon
Grantee

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Award Number: 1186 S

DSP GROUP, INC.

2003 ISRAELI SHARE INCENTIVE PLAN

STOCK APPRECIATION RIGHT AWARD AGREEMENT

1. Grant of SAR. DSP Group, Inc., a Delaware corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Award of Stock Appreciation Right (the “Notice”) Stock Appreciation Rights - an option exercisable into shares of common stock $ 0.001 par value each of the Company, in an amount measured by appreciation in the value of common stock of the Company (“SARs” or the “SAR”), with a Base Appreciation Amount set forth in the Notice (the “Base Appreciation Amount”) subject to the terms and provisions of the Notice, this Stock Appreciation Right Award Agreement (the “Award Agreement”), the Company’s 2003 Israeli Share Incentive Plan (the “Plan”), as amended from time to time, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Award Agreement.

2. Exercise of SAR.

(a) Right to Exercise. The SAR shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of this Award Agreement. The SAR shall be subject to the provisions of Section 9 of the Plan and Section 2(b) of the Award Agreement relating to the exercisability or termination of the SAR in the event of a Transaction. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Committee.

(b) Transaction. Notwithstanding anything to the contrary in Section 9.1 of the Plan, if in any such Transaction as described in Section 9.1 of the Plan, the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute for the SAR, the Vesting Schedule set forth in the Notice shall be accelerated so that any unvested SARs shall be vested in full immediately prior to the effective date of the Transaction.

(c) Method of Exercise. The SAR shall be exercisable by delivery of an exercise notice or by such other procedure as specified from time to time by the Committee which shall state the election to exercise the SAR, the whole number of SARs which are being exercised, and such other provisions as may be required by the Committee. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Committee to the Company.

(d) Automatic Exercise. In the event the Fair Market Value of the Company’s Common Stock is equal to or greater than the SAR Ceiling (set forth in the Notice) on a particular date, the portion of the SAR that is vested (or becomes vested) on such date will automatically be exercised on the next trading day without any action by the Grantee.

(e) Payment to the Grantee. Subject to Section 2(f) and following receipt of an exercise notice, the Company shall issue the Grantee a number of Shares equal to the “spread” divided by the Fair Market Value of a Share (measured as of the date immediately prior to the date the SAR is exercised). The “spread” is equal to the excess, if any, of the Fair Market Value of a Share (measured as of the date immediately prior to the date the SAR is exercised) over the Base Appreciation Amount multiplied by the number of SARs being exercised. Notwithstanding the foregoing, subject to Section 2(f) and following the automatic exercise of all of a portion of the SAR pursuant to Section 2(d), the Company shall issue the Grantee a number of Shares equal to the “ceiling spread” divided by the SAR Ceiling (set forth in the Notice). The “ceiling spread” is equal to the excess of the SAR Ceiling over the Base Appreciation Amount multiplied by the number of SARs being exercised. The number of Shares issued to the Grantee shall be rounded down to the nearest whole share and in no event shall the Company issue fractional Shares.

(f) Restrictions on Exercise. The SAR may not be exercised at any time when the exercise of the SAR would constitute a violation of any Applicable Laws. If the exercise of the SAR within the applicable time periods set forth in Section 4, 5 and 6 of this Award Agreement is prevented by the provisions of this Section 2, the SAR shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the SAR is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

3. Taxes.

(a) Tax Liability. The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the SAR, regardless of any action (by the Company or any Affiliate or the Trustee or the Grantee) with respect to any tax withholding obligations that arise in connection with the SAR. Neither the Company nor any Affiliate nor the Trustee makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant, vesting or exercise of the SAR or the subsequent sale of Shares subject to the SAR. The Company and its Affiliates do not commit and are under no obligation to structure the SAR to reduce or eliminate the Grantee’s tax liability. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the SAR until the Grantee or other person has made arrangements acceptable to the Committee for the satisfaction of applicable income tax, employment tax and any other withholding obligations.

(b) Payment of Withholding Taxes. Prior to any event in connection with the SAR that the Company or the Trustee determines may result in any tax withholding obligation, whether Israeli or non-Israeli, including any employment tax obligation or any other withholding obligation (the “Tax Withholding Obligation”), the Grantee must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company or the Trustee.

(i) By Share Withholding. The Grantee authorizes the Company or the Trustee to, upon the exercise of its sole discretion, withhold from those Shares issuable to the Grantee the whole number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Affiliate or the Trustee as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above.

(ii) By Sale of Shares. Unless the Grantee determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, the Grantee’s acceptance of this SAR constitutes the Grantee’s instruction and authorization to the Company or the Trustee and any brokerage firm determined acceptable to the Company for such purpose to sell on the Grantee’s behalf a whole number of Shares from those Shares issuable to the Grantee as the Company or the Trustee determines to be appropriate to generate cash proceeds sufficient to satisfy the minimum applicable Tax Withholding Obligation. Such Shares will be sold on the day such Tax Withholding Obligation arises or as soon thereafter as practicable. The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company and the Trustee harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed the Grantee’s minimum Tax Withholding Obligation, the Company or the Trustee (as applicable) agrees to pay such excess in cash to the Grantee. The Grantee acknowledges that the Company or the Trustee or their designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Affiliate or the Trustee as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the sale of Shares described above.

(iii) By Check, Wire Transfer or Other Means. At any time not less than five (5) business days (or such fewer number of business days as determined by the Committee) before any Tax Withholding Obligation arises, the Grantee may elect to satisfy the Grantee’s Tax Withholding Obligation by delivering to the Company or the Trustee an amount that the Company or the Trustee determines is sufficient to satisfy the Tax Withholding Obligation by (x) wire transfer to such account as the Company or the Trustee may direct, (y) delivery of a certified check payable to the Company or the Trustee, or (z) such other means as specified from time to time by the Committee.

(c) With respect to Approved 102 Awards, the Grantee hereby acknowledges that he or she is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitations the type of Award granted hereunder and the tax implications applicable to such grant. If the SAR is an Approved 102 Award, the Grantee accepts the provisions of the trust agreement signed between the Company and the Trustee, attached as Exhibit A hereto, and agrees to be bound by its terms.

4. Termination or Change of Continuous Service. In the event the Grantee’s Continuous Service terminates, the Grantee may, to the extent otherwise so entitled at the date of such termination (the “Termination Date”), exercise the SAR during the Post-Termination Exercise Period. In no event, however, shall the SAR be exercisable later than the Expiration Date as set forth in the Notice. In the event of the Grantee’s change in status from Employee, director or consultant to any other status of Employee, director, or consultant, the SAR shall remain in effect and continue to vest. To the extent that the Grantee is not entitled to exercise the

SAR on the Termination Date, or if the Grantee does not exercise the SAR to the extent so entitled within the time specified herein, the SAR shall terminate.

5. Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, consistent with the terms of this Award Agreement and the Notice, exercise the SAR. If the Grantee does not exercise the SAR within the time specified in the Notice, the SAR shall terminate. For purposes of this Award Agreement, “Disability” shall mean as defined under the long-term disability policy of the Company or the Affiliate to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Affiliate to which the Grantee provides service does not have a long-term disability plan in place, “Disability” shall mean that the Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. The Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Committee in its discretion.

6. Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period, the Grantee’s estate or a person who acquired the right to exercise the SAR pursuant to Section 7, may exercise the SAR consistent with the terms of this Award Agreement and the Notice (but in no event later than the Expiration Date). If the SAR is not exercised within the time specified herein, the SAR shall terminate.

7. Non-Transferability of SARs or Shares.

(a) The SAR may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that the SAR may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Committee. Following the death of the Grantee, the SAR, to the extent provided in Section 6, may be exercised by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The terms of the SAR shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee. Notwithstanding the aforesaid, as long as the SAR or Shares issued pursuant thereto is held by the Trustee on behalf of the Grantee in accordance with Section 6 of the Plan, all rights of the Grantee over the Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

(b) If the SAR is an Approved 102 Award, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, the Grantee shall not be entitled to sell or release from trust any Share received upon the exercise of an Approved 102 Award and/or any Share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Trust Period required under Section 102 of the Ordinance.

(c) If the SAR is an Unapproved 102 Award and the Grantee ceases to be an Employee of the Company or any Affiliate, the Grantee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

8. Term of SAR. The SAR must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the SAR shall be of no further force or effect and may not be exercised.

9. Rights as Stockholder. The Grantee shall have no rights as a stockholder with respect to the SAR (including any voting rights or rights with respect to dividends paid on the Common Stock) until the SAR is settled by the issuance of Shares to the Grantee.

10. Entire Agreement: Governing Law. The Notice, the Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Award Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Award Agreement are to be construed in accordance with and governed by the internal laws of the State of Israel without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Israel to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Award Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Construction. The captions used in the Notice and this Award Agreement are inserted for convenience and shall not be deemed a part of the SAR for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

12. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Award Agreement shall be submitted by the Grantee or by the Company to the Committee. The resolution of such question or dispute by the Committee shall be final and binding on all persons.

13. Venue. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 7 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Award Agreement shall be brought in the courts of Tel-Aviv, Israel and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 13 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

14. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the Israeli mail by certified mail (if the parties are within Israel) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

END OF AGREEMENT